                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Ansoft Corporation (the "Company") on Form 10-Q for the quarter ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas Csendes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


(1) The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                             By:  /s/ Nicholas Csendes
                             --------------------------------------
                             Nicholas Csendes
                             President and Chief Executive Officer


This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.